SIXTH AMENDMENT TO CONTRACT FOR ALASKA ACCESS SERVICES


         This SIXTH AMENDMENT TO CONTRACT FOR ALASKA ACCESS SERVICES ("Sixth Amendment") is made and entered into as of this 14th day of February, 2001 (the "Effective Date"), by and between GENERAL COMMUNICATIONS, INC. and its wholly owned subsidiary, GCI COMMUNICATIONS CORP., an Alaska corporation (together, "GCI") with offices located at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503-2781 and MCI WORLDCOM NETWORK SERVICES, INC. ("MWNS"), formerly known as MCI Telecommunications Corporation, with offices located at 1133 19th Street, N.W., Washington, D.C. 20036.

                                    RECITALS

         WHEREAS, GCI and MWNS entered into that certain Contract for Alaska Access Services dated January 1, 1993 (the "Original Agreement"), as amended by
(i) the First Amendment to Contract for Alaska Access Services dated March 1, 1996, (ii) the Third Amendment to Contract for Alaska Access Services dated March 1, 1998, (iii) the Fourth Amendment to Contract for Alaska Access Services dated as of January 1, 1999, and (iv) the Fifth Amendment to Contract for Alaska Access Services dated August 7, 2000 (the "Fifth Amendment") (the Original Agreement together with all subsequent amendments thereto is sometimes hereinafter referred to as the "Agreement") which sets forth the general terms and conditions under which GCI provides certain telecommunications services to MWNS; and

         WHEREAS, MWNS and the General Services Administration ("GSA") have entered into an agreement for the provision of telecommunications services by MWNS to GSA. MWNS desires to purchase certain services from GCI pursuant to the Agreement in support of the awarded government contract; and

         WHEREAS, effective September 30, 1999 WorldCom Network Services, Inc. merged into MWNS pursuant to that certain Certificate of Merger dated as of September 15, 1999; and

         WHEREAS, MWNS and GCI desire to further amend the Agreement to modify certain terms and conditions under which GCI will lease FTS2001 Service (as defined herein) to MWNS.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Definition of Terms. All capitalized terms used in this Sixth Amendment but not defined herein shall have the meanings given to such terms in the Agreement. Additionally, any


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
reference to "MWNS" in this Sixth Amendment shall be a reference to "MCI" in the Agreement, as amended, and vice versa.

         2. Replacement of Pricing Schedule. As of the Effective Date, the Pricing Schedule attached to the Fifth Amendment as Schedule B is hereby deleted in its entirety and the Pricing Schedule attached to this Sixth Amendment as Schedule B shall be substituted in lieu thereof.

         3. Modification of Statement of Work.

                  (A) As of the Effective Date, Section 3.1(c) of the Statement of Work attached to the Fifth Amendment as Schedule F is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  "c) "Non-equal access areas, within Alaska, will be served using PIC service or the FTS2001 calling card."

                  (B) As of the Effective Date, the third paragraph of Section
4.2.1 of the Statement of Work attached to the Fifth Amendment as Schedule F is hereby deleted in its entirety and the following is substituted in lieu thereof:

                "GCI Marketing will perform the following once the PIC orders are received:
              - Upon receipt of PIC orders from MCIW, GCI will review orders to determine which NPA/NXXs are in equal access areas and non-equal access areas. GCI will notify the MCIW account team of requests in non-equal access areas. The customer may choose either calling card or PIC service. GCI will work with AlaskCom to provide PIC service to non-equal access areas.
              - GCI will advise MCIW of the GCI FTS20001 Agency account for billing to MCI WorldCom.
              - MCIW and GCI will reconcile ANI inventory information based on customer provided information, LEC provided information and GCI provided information
              - GCI will implement the PIC changes with the local telco's. GCI will notify the MCIW PMO upon PIC completion and will assist with customer testing as necessary."

         4. Effect of Amendment. All terms and conditions of the Agreement not modified by this Sixth Amendment shall remain in full force and effect.


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
         5. Further Assurances. MWNS and GCI shall cooperate in good faith, and shall enter into such other instruments and take such other actions as may be necessary or desirable, to fully implement the intent of this Sixth Amendment.

         6. Counterparts. This Sixth Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned authorized representatives of MWNS and GCI have executed and delivered this Sixth Amendment as of the date first written above.

GENERAL COMMUNICATIONS, INC.           MCI WORLDCOM NETWORK SERVICES, INC.

By: /s/                                By: /s/

Name: Richard Westlund                 Name: Jay Slocum

Title: VP/GM Wholesale Services        Title: Vice President

Date: February 14, 2001                Date: March 5, 2001



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

                                                              Schedule B

                                                           Pricing Schedule

Telecommunication Services                                                Pricing Structure      Dedicated Access
Switched - Voice and Data (1), (2)

Gov't switched location (equal access and non equal access PIC service)   $**********             **********
to Gov't switched location

Gov't switched location (equal access and non equal access PIC service)   $**********             **********
to Gov't dedicated location

Gov't switched location (equal access and non equal access PIC service)   $**********             **********
to non Gov't switched location

Gov't switched location (equal access and non equal access PIC service)   $**********             **********
to lower 48

Gov't dedicated location to Gov't switched location                       $**********             **********

Gov't dedicated location to Gov't dedicated location                      $**********             **********

Gov't dedicated location to non Gov't switched location                   $**********             **********

Gov't dedicated location to lower 48                                      $**********             **********

Gov't switched location (non equal access) to Gov't switched location     $**********             **********
(For Calling Card only)

Gov't switched location (non equal access) to Gov't dedicated location    $**********             **********
(For Calling Card only)

Gov't switched location (non equal access) to non Gov't switched          $**********             **********
location (For Calling Card only)

Gov't switched location (non equal access) to lower 48 (For Calling Card  $**********             **********
only)

Intrastate Private Line                                                   GCI Tariff-             **********
                                                                          FCC **********

Intrastate ISDN(PRI and BRI)                                              GCI Tariff-             **********
                                                                          FCC **********

Intrastate Frame Relay                                                    GCI Tariff-             **********
                                                                          FCC **********

Anchorage to Seattle Private Line                                         GCI Tariff-             **********
                                                                          FCC **********

Other Services

  Rate call detail for intra Alaska calls                                 $**********             **********




[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Telecommunication Services                                                Pricing Structure      Dedicated Access
  Call Record Detail for Interstate calls
Switch Port on GCI Switch in Seattle                                      $**********             **********

DAC Port on GCI Switch in Seattle                                         $**********             **********

Notes:
  (1) For ********** connections, when the gov't facility is using centrex service, the elements that MWNS will be charged are ********** between the LEC EO and the LEC SWC and ********** between the LEC SWC and the GCI POP.


  (2) For ********** connections, when the gov't facility is using a PBX, the elements that MWNS will be charged are ********** between the LEC EO and the LEC SWC, ********** between the LEC SWC and the GCI POP and one channel termination between the PBX and the LEC EO.


  (3) ********** service charges will be billed directly to the gov't by the LEC.


  (4) Initially, there will be ********** LEC ********** between the GSA and GCI POP in **********. There will be ********** LEC ********** connection between the GSA and the GCI POP in **********.


  (5) Initially, there will be ********** connecting ********** and **********.


  (6) Initially, there will be ********** between ********** and **********:
********** for ********** and ********** for **********.


[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]